SCHEDULE 14A
PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

Flaherty & Crumrine Preferred Securities Income Fund Incorporated
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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which the filing fee is calculated and state how it was determined):
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[ ]	Fee paid previously with preliminary materials.

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FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED (NYSE: DFP)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 19, 2017

To the Shareholders:

Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine Preferred Securities Income Fund Incorporated, Flaherty & Crumrine Total Return Fund Incorporated and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:00 a.m. PT, on April 19, 2017, for the following purposes:

Each Fund:

1.	To elect Directors of each Fund (Proposal 1).

2.	To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of each Fund has fixed the close of business on January 20, 2017 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

By Order of the Boards of Directors,
March 10, 2017	Chad C. Conwell
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to Be
Held on April 19, 2017

The notice of Annual Meetings, joint proxy statement, proxy cards and each Fund’s annual report, including audited financial statements for the fiscal year ended November 30, 2016, are available to you on the Funds’ website - www.preferredincome.com or upon request, without charge, by writing to BNY Mellon c/o Computershare, P.O. Box 30170, College Station, Texas 77842-3170, or by calling 1-866-351-7446. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED (NYSE: DFP)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

ANNUAL MEETINGS OF SHAREHOLDERS
April 19, 2017
JOINT PROXY STATEMENT

This document is a joint proxy statement (“Joint Proxy Statement”) for Flaherty & Crumrine Preferred Income Fund Incorporated (“Preferred Income Fund” or “PFD”), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (“Preferred Income Opportunity Fund” or “PFO”), Flaherty & Crumrine Preferred Securities Income Fund Incorporated (“Preferred Securities Income Fund” or “FFC”), Flaherty & Crumrine Total Return Fund Incorporated (“Total Return Fund” or “FLC”) and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (“Dynamic Preferred Income Fund” or “DFP”) (each, a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and collectively, the “Boards”) to be voted at the Annual Meetings of Shareholders for each Fund to be held at 8:00 a.m. on April 19, 2017, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 and at any adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”).

This Joint Proxy Statement and the accompanying Notice of Annual Meetings and proxy card for each Fund in which you own shares were mailed on or about March 10, 2017 to shareholders of record as of the close of business on January 20, 2017. Proxy solicitations will be made, beginning on or about March 10, 2017, primarily by mail, but proxy solicitations may also be made by telephone, facsimile, e-mail, or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the investment adviser of each Fund, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the transfer agent and administrator of each Fund. With respect to FFC, FLC and DFP, proxy solicitations may also be made by Destra Capital Investments LLC, the servicing agent for FFC, FLC and DFP. No proxy solicitation firm will be used in connection with the Joint Proxy Statement. The Funds will evenly split the expenses incurred in connection with the preparation of this Joint Proxy Statement. Each Fund will pay for its respective expenses incurred in connection with printing and mailing of the Joint Proxy Statement and its enclosures to shareholders. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO BNY MELLON C/O COMPUTERSHARE, P.O. BOX 30170, COLLEGE STATION, TEXAS 77842-3170, OR BY CALLING 1-866-351-7446. EACH FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITE (WWW.PREFERREDINCOME.COM), THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV) OR, FOR FFC, FLC AND DFP ONLY, BY CALLING DESTRA CAPITAL INVESTMENTS LLC AT 1-877-855-3434.

References to the websites above or herein do not incorporate their content into this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to Be
Held on April 19, 2017

The notice of Annual Meetings, Joint Proxy Statement, proxy cards and each Fund’s annual report, including audited financial statements for the fiscal year ended November 30, 2016, are available to you on the Funds’ website - www.preferredincome.com. You are encouraged to review all of the information contained in the proxy materials before voting. To obtain directions to attend the Annual Meetings, and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

If the enclosed proxy card(s) are properly executed and returned in time to be voted at the relevant Annual Meetings, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” Proposal 1 at the relevant Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Annual Meetings.

Under the bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Annual Meeting. In the event that a Quorum is not present at the relevant Annual Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chair of the Annual Meeting may adjourn the meeting without assigning a specific date or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Annual Meeting. At such adjourned meeting at which a Quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. A shareholder vote may be taken on a proposal in the Joint Proxy Statement relating to the applicable Annual Meeting prior to any such adjournment if sufficient votes have been received for approval of that proposal. Once a Quorum has been established at the relevant Annual Meeting, shareholders may continue to transact business, notwithstanding the withdrawal of shareholders and the loss of a Quorum.

Each Fund has one class of capital stock outstanding: common stock, par value $0.01 per share (the “Common Stock” or the “Shares”). Each Share is entitled to one vote at the relevant Annual Meeting with respect to matters to be voted on, with pro rata voting rights for any fractional Shares. On the record date, January 20, 2017, the following number of Shares of each Fund were issued and outstanding:

Shares
Name of Fund	Outstanding
Flaherty & Crumrine Preferred Income Fund (PFD)	11,122,522
Flaherty & Crumrine Preferred Income Opportunity Fund (PFO)	12,442,365
Flaherty & Crumrine Preferred Securities Income Fund (FFC)	43,996,639
Flaherty & Crumrine Total Return Fund (FLC)	9,941,941
Flaherty & Crumrine Dynamic Preferred and Income Fund (DFP)	19,157,469

To the knowledge of each Fund and its Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is the beneficial owner or owner of record of more than 5% of the relevant Fund’s outstanding Shares as of January 20, 2017*:

Name and Address of		Amount and Nature	Percent of
Beneficial/Record Owner	Title of Class	of Ownership	Class
Cede & Co.**	Common Stock	PFD – (record)	97.84%
Depository Trust Company		PFO – (record)	98.06%
55 Water Street, 25th Floor		FFC – (record)	99.85%
New York, New York 10041		FLC – (record)	99.87%
		DFP – (record)	99.96%
Bank of America Corporation	Common Stock	FLC – (beneficial)[1]	5.41%
____________________

*	As of January 20, 2017, the Directors and officers, as a group, owned less than 1% of the Shares of each Fund.

**	A nominee partnership of The Depository Trust Company.

[1]	Information obtained from a Schedule 13G filed by Bank of America Corporation, on behalf of itself and its wholly owned subsidiary, Merrill Lynch, Pierce, Fenner & Smith Inc. (“BofA”) with the SEC reporting share ownership as of December 31, 2016. Based on that filing, BofA does not have sole or shared voting power, but has shared power to dispose or to direct the disposition of 535,642 Shares.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. At each Fund’s Annual Meeting, shareholders of the Fund will vote as a single class. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC, FLC and DFP on the proposal on which shareholders of that Fund are entitled to vote at the relevant Annual Meeting. A separate proxy card is enclosed for each Fund in which a shareholder owns Shares. Thus, if the proposal at the relevant Annual Meeting is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposal pertaining to that Fund.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a term of three years and until their successors are duly elected and qualify.

Nominees for the Boards of Directors

Each Nominee named below is currently a Director of each Fund and has consented to serve as a Director for the Fund(s) for which he/she is nominated if elected at the relevant Annual Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each Nominee has been nominated for a term of three years to expire at each Fund’s 2020 Annual Meeting of Shareholders and until his/her successor is duly elected and qualifies. Shareholders of each Fund’s Common Stock are entitled to elect the Nominees for election to the Board of the relevant Fund.

Fund	Nominees For Election
PFD	David Gale
PFO	Morgan Gust
FFC	David Gale
FLC	David Gale
DFP	Karen H. Hogan

Information About Each Director's or Nominee for Election as Director's Experience, Qualifications, Attributes or Skills

Directors or Nominees for Election as Directors of the Funds, together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below.

Number
of Funds
				in Fund	Other Public
	Current		Principal	Complex	Company Board
	Position(s)	Term of Office	Occupation	Overseen	Memberships
Name, Address and	Held with	and Length of	During Past	by	During Past
Age	Funds	Time Served*	Five Years	Director**	Five Years
Non-Interested
Directors/Nominees:

David Gale	Director	Class I Director	President of	5	Emmis
301 E. Colorado		PFD — since	Delta		Communications
Boulevard		1997	Dividend		through 2012.
Suite 720		PFO — since	Group, Inc.
Pasadena, CA 91101		1997	(investments)
Age: 68		FFC — since
inception
FLC — since
inception

Class II Director
DFP — since
inception

Morgan Gust	Lead	Class II Director	Owner and	5	CoBiz Financial,
301 E. Colorado	Director	FFC — since	operator of		Inc. (financial
Boulevard	and	inception	various		services)
Suite 720	Nominating	FLC — since	entities		through
Pasadena, CA 91101	and	inception	engaged in		September 2015.
Age: 69	Governance		agriculture
	Committee	Class III	and real estate
	Chair	Director
PFD — since
inception
PFO — since
inception
DFP — since
inception

Number
of Funds
				in Fund	Other Public
	Current		Principal	Complex	Company Board
	Position(s)	Term of Office	Occupation	Overseen	Memberships
Name, Address and	Held with	and Length of	During Past	by	During Past
Age	Funds	Time Served*	Five Years	Director**	Five Years
Karen H. Hogan	Director	Class I Director†	Board	5	None
301 E. Colorado	and Audit	DFP — since	Member,
Boulevard	Committee	October 2016	IKAR, a non-
Suite 720	Chair		profit
Pasadena, CA 91101		Class II Director†	organization;
Age: 55		PFD — since	Active
		October 2016	Committee
		PFO — since	Member and
		October 2016	Volunteer to
several non-
profit
		Class III Director†	organizations
FFC — since
October 2016
FLC — since
October 2016

Interested Director:

R. Eric Chadwick (1)	Director,	Class II Director	Portfolio	5	None
301 E. Colorado	Chair of	PFO — since 2016	Manager of
Boulevard	the Board,		Flaherty &
Suite 720	Chief		Crumrine;
Pasadena, CA 91101	Executive		President of
Age: 41	Officer and	Class III Director	Flaherty &
	President	PFD — since 2016	Crumrine
since 2014;
		FLC — since 2016	Vice President
of Flaherty &
		FFC — since 2016	Crumrine
until
		DFP — since 2016	September 2014
____________________

*	The Class II Director of PFD, FFC, FLC and DFP and the Class I Director of PFO will serve until each Fund’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The Class II Directors of PFO and the Class III Directors of PFD, FFC, FLC and DFP will serve until each Fund’s 2019 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The Class I Nominee of PFD, FFC, FLC and DFP and the Class III Nominee of PFO, if elected, will serve until each Fund’s 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualify.

**	The Flaherty & Crumrine fund complex consists solely of the Funds.

(1)	“Interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds. Mr. Chadwick is considered an "interested person" because of his affiliation with Flaherty & Crumrine.

†	Ms. Hogan served as a Class I Director of PFD from 2005 – 2016, a Class II Director of each of FFC and FLC from 2005 – 2016, a Class II Director of DFP since inception – 2016 and a Class III Director of PFO from 2005 - 2016.

Mr. Chadwick was appointed as a Director of the Funds in January 2016 and was elected by each Fund's shareholders to serve in that capacity in April 2016. Each Director, other than Mr. Chadwick, has been a Director of the Funds for at least ten years (or since the Fund's inception, in the case of DFP). Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared them to be effective Directors. The Boards believe that Directors should have the ability to critically review, evaluate, question and discuss information provided to them, and interact effectively with Fund management, service providers and counsel. The Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards' Nominating and Governance Committees (each a “Nominating Committee” and collectively, the “Nominating Committees”) contains certain other factors considered by the Nominating Committees in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors (defined below) are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Flaherty & Crumrine, and also may benefit from information provided by the Funds' and Flaherty & Crumrine's counsel. Both counsel to the Independent Directors and counsel to the Funds and Flaherty & Crumrine have significant experience advising funds and fund directors. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

●

R. Eric Chadwick – Mr. Chadwick was appointed as a Director and Chair of the Board of each Fund in January 2016. Mr. Chadwick has been the President of each Fund since April 2015 and, previously, the Chief Financial Officer since 2004 (or in the case of DFP, from its inception). Mr. Chadwick is also the President of Flaherty & Crumrine and has served as a portfolio manager of PFD and PFO since 1999 and as portfolio manager of each of FFC, FLC and DFP since each Fund’s inception.

●

David Gale – In addition to his tenure as a Director of the Funds, Mr. Gale has been President and Chief Executive Officer of Delta Dividend Group, Inc., a San Francisco-based investment management firm, since 1992. Prior to joining Delta Dividend Group, Inc., Mr. Gale was a Principal with Morgan Stanley from 1983 to 1990, and a Managing Director of Lehman Brothers Holdings Inc. from 1990 to 1992. Mr. Gale previously served as a director of Emmis Communications.

●

Morgan Gust – In addition to his tenure as a Director of the Funds, Mr. Gust is the owner and operator of various entities engaged in agriculture and real estate. From 1990 to 2007, Mr. Gust served in various capacities, including President, Executive Vice President, General Counsel and Corporate Secretary of Giant Industries, Inc., a petroleum refining and marketing company listed on the New York Stock Exchange (the “NYSE”). Mr. Gust previously served as lead director of CoBiz Financial, Inc., a publicly traded bank holding company. He is also a member of the Arizona State Bar. Mr. Gust was designated the Lead Independent Director of each Fund in October 2016. He also serves as the Chair of the Nominating Committee of each Fund’s Board.

●

Karen H. Hogan – In addition to her tenure as a Director of the Funds, Ms. Hogan serves on the Board of IKAR, a non-profit organization, and as a committee member and active volunteer of several charitable and non-profit organizations. From 1985 to 1997, Ms. Hogan served as Senior Vice President of Preferred Stock Origination, and previously Vice President of New Product Development, at Lehman Brothers Holdings Inc. Ms. Hogan also served as a director and audit committee member of New World Coffee, Inc. Ms. Hogan currently serves as Chair of the Audit Committee of each Fund’s Board.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Funds' Directors not be "interested persons" (as defined in the 1940 Act) of the Funds, and therefore not affiliated with Flaherty & Crumrine ("Independent Directors"). To rely on certain exemptive rules under the 1940 Act, a majority of the Funds' Directors must be Independent Directors and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, three of the Funds' four Directors are Independent Directors. The Chair of the Boards is an interested person of the Funds. The three Independent Directors interact directly with the Chair and other senior management of Flaherty & Crumrine at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committees and the Nominating Committees. In October 2016, based on the recommendation from each Fund’s Nominating Committee, the Board of each Fund determined to decrease the size of the relevant Board, which necessitated a reclassification of each Fund’s Board. In connection therewith, each Fund’s Nominating Committee determined that, in light of the recent changes in the composition of the Funds’ Boards and Committees and other industry developments, it would be appropriate to designate a Lead Independent Director of the relevant Fund. The Nominating Committee of each Fund designated Mr. Morgan Gust as the Lead Independent Director and the Boards ratified such designation. The Boards have determined that their leadership structures and composition, in which the Chair of the Boards is an "interested person" of the Funds and 75% of the Directors are Independent Directors, are appropriate in light of the services that Flaherty & Crumrine provides to the Funds.

Boards' Oversight Role in Management

The Boards' role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Flaherty & Crumrine, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, acting at their scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds' and Flaherty & Crumrine's Chief Compliance Officer and portfolio management personnel. The Boards' Audit Committees (which consist of all the Independent Directors) meet during their scheduled meetings, and between meetings the Audit Committee chairs maintain contact, with the Funds' independent registered public accounting firm and the Funds' Chief Financial Officer. The Boards also receive periodic presentations from senior personnel of Flaherty & Crumrine regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, Flaherty & Crumrine and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards also receive reports from counsel to the Funds and Flaherty & Crumrine and the Independent Directors' own independent legal counsel regarding regulatory, compliance and governance matters. The Boards' oversight role does not make the Boards guarantors of the Funds' investments or activities.

Beneficial Ownership of Shares in Funds and Fund Complex for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director and Nominee for Election as Director.

Name of	Dollar Range of Equity					Aggregate Dollar Range of Equity
Director	Securities Held in a Fund*(1)					Securities in All Registered Investment
or Nominee						Companies Overseen by Director in Family
of Investment Companies*(2)
NON-INTERESTED DIRECTORS/NOMINEES:
	PFD	PFO	FFC	FLC	DFP	TOTAL
David Gale	D	D	D	D	C	E
Morgan
Gust	D	D	D	D	C	E
Karen H.
Hogan	C	C	C	C	C	D
INTERESTED DIRECTOR:
R. Eric
Chadwick	C	E	E	C	E	E
____________________

* Key to Dollar Ranges
A. None
B. $1 - $10,000
C. $10,001 -$50,000
D. $50,001 - $100,000
E. over $100,000
All Shares were valued as of December 31, 2016.

(1) This information has been furnished by each Director/Nominee as of December 31, 2016. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

(2) The Directors, Nominees and executive officers of each Fund, as a group, own less than 1% of each Fund.

Officers of the Funds

The following table provides information concerning each of the officers of the Funds.

Term of Office and
	Current Position(s)	Length of	Principal Occupation During
Name, Address and Age	Held with Funds	Time Served*	Past Five Years
Chad C. Conwell	Chief Compliance	PFD – since 2005	Executive Vice President of Flaherty
301 E. Colorado	Officer, Vice	PFO – since 2005	& Crumrine since September 2014;
Boulevard	President and	FFC – since 2005	Chief Compliance Officer and Chief
Suite 720	Secretary	FLC – since 2005	Legal Officer of Flaherty & Crumrine;
Pasadena, CA 91101		DFP – since inception	Vice President of Flaherty & Crumrine
Age: 44			until September 2014

Bradford S. Stone	Chief Financial	PFD – since 2003	Portfolio Manager of Flaherty &
47 Maple Street	Officer, Vice	PFO – since 2003	Crumrine; Executive Vice President
Suite 403	President and	FFC – since 2003	of Flaherty & Crumrine since
Summit, NJ 07901	Treasurer	FLC – since inception	September 2014; Vice President of
Age: 57		DFP – since inception	Flaherty & Crumrine until September 2014

Roger Ko	Assistant Treasurer	PFD – since 2014	Trader of Flaherty & Crumrine since
301 E. Colorado		PFO – since 2014	September 2013; Director at Deutsche
Boulevard		FFC – since 2014	Bank Securities from 2099 to July
Suite 720		FLC – since 2014	2013
Pasadena, CA 91101		DFP – since 2014
Age: 42

Laurie C. Lodolo	Assistant	PFD – since 2004	Assistant Compliance Officer and
301 E. Colorado	Compliance	PFO – since 2004	Secretary of Flaherty & Crumrine
Boulevard	Officer, Assistant	FFC – since 2004
Suite 720	Treasurer and	FLC – since 2004
Pasadena, CA 91101	Assistant Secretary	DFP – since inception
Age: 53

Linda M. Puchalski	Assistant Treasurer	PFD – since 2010	Administrator of Flaherty &
301 E. Colorado		PFO – since 2010	Crumrine
Boulevard		FFC – since 2010
Suite 720		FLC – since 2010
Pasadena, CA 91101		DFP – since inception
Age: 60
____________________

*	Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Audit Committee

The role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s accounting and financial reporting policies and practices, and its internal control over financial reporting; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. Each Fund’s Audit Committee is also required to prepare an audit committee report pursuant to applicable laws and regulations for inclusion in the Fund’s annual proxy statement. Each Audit Committee operates pursuant to a charter (the “Audit Committee Charter” or “Charter”) that was most recently reviewed and approved by the Board of Directors of each Fund on January 23, 2017, and which is available at www.preferredincome.com. As set forth in the Charter, Fund management is responsible for the (i) preparation, presentation and integrity of each Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent registered public accounting firm, KPMG LLP (the “independent accountants” or “KPMG”), is responsible for planning and carrying out proper audits and reviews of each Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

Audit Committee Report

In performing its oversight function, at a meeting held on January 23, 2017, each Audit Committee reviewed and discussed with Fund management and the independent accountants, the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2016, and discussed the audit of such financial statements with the independent accountants.

In addition, each Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board. Each Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent accountants and the Funds and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in each Fund’s Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by Fund management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that Fund management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with Fund management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to that Fund's Board that the audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2016.

This report was submitted by the Audit Committee of each Fund’s Board of Directors

David Gale
Morgan Gust
Karen H. Hogan (Chair)
January 23, 2017

Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times in connection with its Board of Directors’ regularly scheduled meetings during the fiscal year ended November 30, 2016. Each Audit Committee is composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the NYSE under the listing standards applicable to closed-end funds, as may be modified or supplemented (the “NYSE Listing Standards”)), namely Ms. Hogan and Messrs. Gale and Gust.

Nominating Committee

Each Board of Directors has a Nominating Committee composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the NYSE Listing Standards), namely Ms. Hogan and Messrs. Gale and Gust. The Nominating Committee of each Fund met three times during the fiscal year ended November 30, 2016.

The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members; for recommending to the Board such nominees to stand for election as Directors at each Fund’s annual meeting of shareholders and to fill any vacancies on the Board; and for overseeing the Boards’ governance practices. Each Fund’s Nominating Committee has a charter which is available on its website, www.preferredincome.com.

Each Fund’s Nominating Committee believes that it is in the best interest of each Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, each Nominating Committee shall take into consideration such factors as it deems appropriate, including educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and other life experiences. Each Fund’s Nominating Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Each Fund’s Nominating Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See “Submission of Shareholder Proposals – 2018 Annual Meetings” below).

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of their Fund(s) and to the attention of the Board. All such communications will be directed to the Board’s attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 20, 2016 Annual Meetings of Shareholders.

Board Compensation

Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $750 for each in-person Board or Audit Committee meeting attended, $500 for each in-person Nominating Committee meeting attended, and $250 for each telephone meeting attended. In addition, the Audit Committee Chair receives from each Fund an annual fee of $3,000. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2016, the Board of Directors for each of PFD, PFO, FFC, FLC and DFP held six meetings (two of which were telephone meetings). Each Director of each Fund attended 100% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund (including its retired Director) for the fiscal year ended November 30, 2016 is set forth below:

		Board Meeting and	Travel and Out-of-
	Annual Director	Committee Meeting	Pocket
	Fees	Fees	Expenses*
PFD	$33,750	$33,000	$1,321
PFO	$33,750	$33,000	$1,321
FFC	$33,750	$33,000	$1,321
FLC	$33,750	$33,000	$1,321
DFP	$33,750	$33,000	$1,321
____________________

*	Includes reimbursement for travel and out-of-pocket expenses for both “interested” and Independent Directors.

The following table sets forth additional information regarding the compensation of each Fund’s Directors for the fiscal year ended November 30, 2016. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2016 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

Name of	Aggregate	Total Compensation from
Person and	Compensation	the Funds and Fund
Position	from each Fund	Complex Paid to Directors*
Eric Chadwick	$0	$0 (5)
Director, Chair of the Board, Chief Executive Officer
and President

David Gale	$ 17,000 – PFD	$85,000 (5)
Director	$ 17,000 – PFO
$ 17,000 – FFC
$ 17,000 – FLC
$ 17,000 – DFP

Morgan Gust		$85,000 (5)
Lead Director, Nominating Committee Chair	$ 17,000 – PFD
$ 17,000 – PFO
$ 17,000 – FFC
$ 17,000 – FLC
$ 17,000 – DFP

Karen H. Hogan **	$ 19,500 – PFD	$97,500 (5)
Director, Audit Committee Chair	$ 19,500 – PFO
$ 19,500 – FFC
$ 19,500 – FLC
$ 19,500 – DFP
____________________

*	Represents the total compensation paid for the fiscal year ended November 30, 2016 to such persons by the Funds, which are considered part of the same “fund complex” because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or Nominee in the fund complex as of November 30, 2016.

**	Ms. Hogan became the Chair of each Fund’s Audit Committee effective as of February 1, 2016.

Required Vote

The election of Mr. Gale as Director of PFD, FFC and FLC, the election of Mr. Gust as Director of PFO and the election of Ms. Hogan as Director of DFP will require the affirmative vote of a plurality of the votes cast by holders of the Shares of each such Fund at the Annual Meeting in person or by proxy.

Independent Registered Public Accounting Firm

KPMG, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been selected to serve as each Fund’s independent accountants for each Fund’s fiscal year ending November 30, 2017. KPMG acted as the independent accountants for each Fund for the fiscal year ended November 30, 2016. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Annual Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement.

Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2015 and November 30, 2016, respectively.

	Fiscal Year
	Ended		Audit-Related
Fund	November 30	Audit Fees	Fees	Tax Fees*	All Other Fees
PFD	2015	$47,500	$0	$8,910	$0
	2016	$48,500	$0	$9,100	$0
PFO	2015	$47,500	$0	$8,910	$0
	2016	$48,500	$0	$9,100	$0
FFC	2015	$47,500	$0	$8,910	$0
	2016	$48,500	$0	$9,100	$0
FLC	2015	$47,500	$0	$8,910	$0
	2016	$48,500	$0	$9,100	$0
DFP	2015	$47,500	$0	$8,910	$0
	2016	$48,500	$0	$9,100	$0
____________________

*	“Tax Fees” are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.

Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Funds’ investment adviser (“affiliates”) that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2015 and November 30, 2016, respectively, were pre-approved by the Audit Committee.

For each Fund’s fiscal years ended November 30, 2015 and November 30, 2016, respectively, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds’ investment adviser or any affiliates.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETINGS

Each Fund does not intend to present any other business at the relevant Annual Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Servicing Agent

Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. BNY Mellon acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Destra Capital Investments LLC acts as the servicing agent to FFC, FLC and DFP and is located at One North Wacker Drive, 48th Floor, Chicago, Illinois 60606.

Compliance with the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s Directors and executive officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of a Fund’s securities to file reports of ownership and changes of ownership with the SEC and the NYSE and to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2016 all such filing requirements applicable to such persons were met in a timely manner, except that Bradford S. Stone, an officer of the Funds and an affiliated person of each Fund’s investment adviser, failed to file a Form 4 with respect to DFP in a timely manner.

Submission of Shareholder Proposals - 2018 Annual Meetings

All proposals by shareholders of each Fund that are intended to be presented at each Fund’s next Annual Meeting of Shareholders to be held in 2018 must be received by the relevant Fund for consideration for inclusion in the relevant Fund’s proxy statement relating to the meeting no later than November 10, 2017, and must satisfy the requirements of federal securities laws.

Each Fund’s bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide timely advance notice of the proposal in writing. To be considered timely, any such advance notice must be in writing delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this Joint Proxy Statement not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

Any such notice by a shareholder shall set forth the information required by the Fund’s bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

“Householding”

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact BNY Mellon C/O Computershare, P.O. Box 30170, College Station, Texas 77842-3170 or by phone at 1-866-351-7446.

Voting Results

Each Fund will advise its shareholders of the voting results of the matters voted upon at its Annual Meeting in its next Semi-Annual Report to Shareholders.

Broker Non-Votes and Abstentions

A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker “non-vote” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that withhold authority or broker non-votes (collectively, “abstentions”) will be counted as Shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum.

With respect to Proposal 1 for the Annual Meetings, abstentions do not constitute a vote “for” the Nominees for Director.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE RELEVANT MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 301 East Colorado Blvd., Suite 720 Pasadena, California on April 19, 2017

Please fold along the perforation, detach and return the bottom portion in the enclosed envelope.

PROXY	FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred Securities Income Fund Incorporated, a Maryland corporation (the “Fund”), hereby appoints R. Eric Chadwick, Bradford S. Stone and Chad C. Conwell, proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:00 a.m. PT, on April 19, 2017, and any adjournments or postponements thereof (the “Meeting”).

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Joint Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CHANGE OF ADDRESS

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on April 19, 2017.
The Joint Proxy Statement and Proxy Card for this meeting are available at:
www.preferredincome.com

Please fold along the perforation, detach and return the bottom portion in the enclosed envelope.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒
A	Proposal	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED.
1.	Election of Director:	FOR	WITHHOLD
	01 David Gale	☐	☐

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box